Supplementary Cash Flow Information (Notes)	12 Months Ended
Dec. 31, 2017
Supplemental Cash Flow Information [Abstract]
Supplementary Cash Flow Information
Supplementary Cash Flow Information

Net cash paid (received) during the period for interest, net of capitalized interest, and income taxes are presented below:

	2017	2016	2015
Net cash paid (received) during the period for:
Interest, net of capitalized interest	$130.5	$137.1	$161.3
Income taxes	0.1	(2.6)	0.7

Included in net cash flows from operations was cash provided by SunCoke Middletown of $77.1, $83.3 and $87.4 for the years ended December 31, 2017, 2016 and 2015. Consolidated cash and cash equivalents at December 31, 2017, and 2016, include SunCoke Middletown’s cash and cash equivalents of $0.1 and $5.0. SunCoke Middletown’s cash and cash equivalents have no compensating balance arrangements or legal restrictions, but is not available for our use.

We had capital investments during the years ended December 31, 2017, 2016 and 2015, that had not been paid as of the end of the respective period. These amounts are included in accounts payable and accrued liabilities and have been excluded from the consolidated statements of cash flows until paid. We included our new leased Research and Innovation Center in property, plant and equipment and as a capital lease obligation in the consolidated balance sheets during its construction, which was completed in early 2017 and represented a non-cash transaction for us. In October 2017, we acquired the Research and Innovation Center capital lease with cash from our Credit Facility, effectively settling the obligation. We also granted restricted stock to certain employees and restricted stock units to directors under the SIP. Non-cash investing and financing activities for the years ended December 31, 2017, 2016 and 2015, are presented below:

	2017	2016	2015
Capital investments	$37.3	$33.2	$34.4
Research and Innovation Center capital lease	1.1	25.2	—
Issuance of restricted stock and restricted stock units	4.6	2.3	4.1